 EXHIBIT 10.26

AMENDMENT NO. 1 TO
SECURITY AGREEMENT AND CREDIT AGREEMENT

This Amendment No. 1 (this “Amendment No. 1”) is dated as of January 27, 2011, and amends (i) that certain Security Agreement, dated as of December 3, 2010 (the “Security Agreement”), by and among On Assignment, Inc. (the “Borrower”), the direct and indirect subsidiaries of the Borrower named therein, and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Secured Parties (as defined therein), and (ii) that certain Credit Agreement, dated as of December 3, 2010 among the Borrower, the Administrative Agent and the Lenders named (and as defined) therein (the “Credit Agreement”).  Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested an amendment to the Security Agreement and Credit Agreement, and the Administrative Agent and the Lenders are willing to agree to the requested amendment subject to the terms and conditions contained herein;

WHEREAS, the Security Agreement and the Credit Agreement may only be amended by a writing signed by the Required Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Compliance Certificate.  Exhibit D to the Credit Agreement is hereby amended and restated in the form of Exhibit D hereto so as to add a new Section X to Schedule I thereto, containing a quarterly reporting requirement for Government Accounts (as defined in the Security Agreement) of the Borrower and its Subsidiaries.

2. Amendment of Section 9 of Security Agreement Regarding Government Accounts.   Clause (i) of Section 9 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“(i)                   in the event that, at any time, the Grantors (x) have accounts (“Government Accounts”) owing from account debtors that are agencies, departments or instrumentalities of the United States or any state thereof (“Government Debtors”), and (y) the aggregate amount owing to the Grantors under all Government Accounts is in excess of 5% (the “Threshold Amount”) of the aggregate amount owing to the Grantors by all account debtors of all the Grantors, then within 90 days thereafter the Grantors shall satisfy the requirements of the Assignment of Claims Act of 1940 and any similar state legislation with respect to sufficient Government Accounts so that the aggregate amount of Government Accounts owing from Government Debtors with respect to which the requirements for the Administrative Agent to have a perfected security interest does not exceed the Threshold Amount and the Grantors shall continue to so satisfy the Assignment of Claims Act of 1940 with respect to all Government Accounts of the Grantors until such time as the Borrower has delivered to the Administrative Agent a Compliance Certificate pursuant to Section 6.02(b) of the Credit Agreement certifying that the amount of Government Accounts no longer exceeds the Threshold Amount; provided, however, that if the amount of Government Accounts exceeds the Threshold Amount at any time during the continuance of an Event of Default, then upon the written request from the Administrative Agent during such Event of Default, the Grantors shall, within 45 days thereafter, satisfy the requirements of the Assignment of Claims Act and any similar state legislation with respect to all Government Accounts so that the Administrative Agent shall have a perfected security interest in all Government Accounts, and the Grantors shall continue to so satisfy the Assignment of Claims Act of 1940 and such state legislation until such time as the Event of Default has been cured or waived.”

2.Effect of Amendment; Counterparts.  Except as expressly modified and amended in this Amendment No. 1, all of the terms and conditions of the Security Agreement and Credit Agreement shall remain in full force and effect, and the obligations of the Borrower and each other Grantor hereunder and under the Security Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.  This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized officers as of the day and year first above written.

ON ASSIGNMENT, INC.
CAMBRIDGE CONTRACT STAFFING GROUP, INC.
THE CAMBRIDGE GROUP LTD.

By: /S/Peter Dameris
Name: Peter Dameris
Title:   President

ASSIGNMENT READY, INC.
ON ASSIGNMENT STAFFING SERVICES, INC.

By:/S/Christina Gibson
Name: Christina Gibson
Title:   President

VISTA STAFFING INTERNATIONAL, INC.
VSS HOLDING, INC.
VISTA STAFFING SOLUTIONS, INC.
VISTA PHYSICIAN SEARCH AND CONSULTING, INC.

By: /S/James Brill
Name: James Brill
Title:   Assistant Treasurer

[Counterpart signature page to Amendment No. 1 On Assignment, Inc.]

OXFORD GLOBAL RESOURCES, INC.

By: /S/Michael McGowa
Name: Michael McGowan
Title:   President

Agreed and Consented to:

BANK OF AMERICA, N.A., as
Administrative Agent

  By:  /S/Robert Salazar
  Name: Robert Salazar
  Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /S/Jean S. Manthorne
Name: Jean S. Manthorne
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /S/James Kim
Name: James Kim
Title: Vice President

[Counterpart signature page to Amendment No. 1 On Assignment, Inc.]

UNION BANK, N.A.

By:  /S/David J. Stassel
Name: David J. Stassel
Title: Vice President

COMPASS BANK

By:_________________________________
      Name:
      Title:

EAST WEST BANK

By:_________________________________
      Name:
      Title:

BANK OF MONTREAL

By:  /S/Michael D. Pincus
Name: Michael D. Pincus
Title: Managing Director

MANUFACTURERS BANK

By:_________________________________
      Name:
      Title:

[Counterpart signature page to Amendment No. 1 On Assignment, Inc.]

Exhibit D

[See separate document attachment]